                                                                    EXHIBIT 10.2


CONFIDENTIAL TREATMENT--EDITED COPY

                          MATERIALS TRANSFER AGREEMENT

This Agreement, made as of December 21, 2000, is by and between SciClone Pharmaceuticals, Inc. ("SciClone"), having a principal place of business at 901 Mariners Island Boulevard, Suite 205, San Mateo, California, USA, 94404, and F. Hoffmann-La Roche Ltd. having a place of business at Grenzacherstrasse 124, CH-4070 Basel, Switzerland ("Roche").

In order that SciClone may conduct two clinical studies as the Sponsor using the investigational compound [****], SciClone and Roche (collectively the "Parties") agree as follows:

1.      Statement of Work

        SciClone wishes to conduct the clinical Study No. T(alpha)1-CHC-2K0803a dated December 22nd and clinical Study No. T(alpha)1-CHC-2K0804 dated December 22nd as the Sponsor using a combination of [****] and SciClone's product thymosin alpha 1 for the indication of chronic hepatitis C (hereinafter "Studies").

2.      Adverse event reporting

        SciClone as the Sponsor is responsible for Adverse Event Reporting. The handling of the Serious Adverse Event Reporting is specified in Appendix 1.

3.      Commencement and Termination

        a. This Agreement begins on the date above and shall continue in force until the completion of the Studies; [****].

        b. The provisions of Articles, 5, 6, 7, 8 and 9 shall survive the expiration or termination of this Agreement.

4.      Supply and Use of [****]

        a. Roche agrees to supply to SciClone free samples of [****] for SciClone to conduct the clinical Study No. T(alpha)1-CHC-2K0803a and clinical Study No. T(alpha)1-CHC-2K0804 [****] provided that:

        (i)    The protocols approved by Roche are used;

        (ii)   Roche is kept informed by SciClone of the results of the Studies;
               and

        (iii) Roche and it's affiliates has the unrestricted right to use any data and results generated from such Studies without any obligation whatsoever to SciClone.

CONFIDENTIAL TREATMENT--EDITED COPY
                                                    MATERIALS TRANSFER AGREEMENT

        b. SciClone agrees to store [****] samples supplied by Roche in a locked, secured area, in accordance with the storage requirements provided to SciClone by Roche.

        c. In practice, drug supply by Roche will commence after written agreement between the logistics departments of both parties on the exact amounts of [****] needed, on the procedures to be used for labeling, Quality Control and testing and on the time schedules for staggered [****] supply.

        d. Upon the expiration or termination of this Agreement, SciClone agrees at the request of Roche to promptly return all remaining samples of [****].

        5.     Confidentiality

               a. Roche and SciClone agree to hold in confidence any Information provided by either party or obtained in the course of a Study. ("Such Information"). [****].

               b. For a period of [****] after termination or expiration of this Agreement, Roche and SciClone shall treat as confidential all Roche and SciClone Information received or developed pursuant to any provision of this Agreement.

6.      Intellectual Property and Patents

        [****]

7.      Use of Data and Reprints

               a. Roche may, consistent with U.S. copyright laws, use, refer to, and disseminate reprints of scientific, medical and other published articles and materials from journals, conferences and/or symposia relating to a Study which disclose the name of SciClone, provided such use does not constitute an endorsement of any commercial product or service by SciClone.

        [****]

8.      Publications

        [****]

9.      Indemnification

        [****]

CONFIDENTIAL TREATMENT--EDITED COPY
                                                    MATERIALS TRANSFER AGREEMENT

10.     Complete Agreement; Modification

        The parties agree to the full and complete performance of the mutual covenants contained in this Agreement. This Agreement constitutes the sole, full and complete Agreement by and between the parties. No amendments, changes, additions, deletions or modifications to or of this Agreement shall be valid unless reduced to writing, signed by the parties and attached hereto.

11.     Invalid Provision or Gaps

        If single provisions of this Agreement are or become invalid or if there is a gap in the Agreement, the validity of the other provisions shall not be affected. In lieu of the invalid provision or in order to eliminate the gap, a reasonable provision shall be made effective to carry out as nearly as practicable the original intention of the entire Agreement.

12.     Governing Law and Jurisdiction

        The validity, construction and performance of this Agreement will be governed by and construed for all purposes in accordance with the laws of Switzerland and the jurisdiction lies in the competent Courts of Basel-City.

In witness whereof, the respective representatives of the parties have executed this Agreement as of the day and year shown on the first page.

F. Hoffmann-La Roche Ltd

-----------------------------------
Signature

-----------------------------------
Name

-----------------------------------
Title

-----------------------------------
Signature

-----------------------------------
Name

CONFIDENTIAL TREATMENT--EDITED COPY
                                                    MATERIALS TRANSFER AGREEMENT

Title


SciClone Pharmaceuticals, Inc.

-----------------------------------
Signature


Alfred Rudolph
-----------------------------------
Name


Chief Operating Officer
-----------------------------------
Title

CONFIDENTIAL TREATMENT--EDITED COPY

                                                    MATERIALS TRANSFER AGREEMENT

                 APPENDIX 1: HANDLING OF SERIOUS ADVERSE EVENTS

SCOPE

Roche and SciClone wish to set forth herein their agreements with respect to the handling of Serious Adverse Event (SAE) reporting for the conduct of the studies T(alpha)1-CHC-2K0803a and T(alpha)1-CHC-2K0804 with Roche's product [****] and SciClone's product thymosin alpha 1.

DEFINITIONS

The following definitions apply to this agreement.

1.1 ADVERSE EVENT OR EXPERIENCE (AE)

Any untoward medical occurrence in a patient or clinical investigation subject administered a pharmaceutical product, which does not necessarily have to have a causal relationship with this treatment. An AE can therefore be any unfavorable and unintended sign (including an abnormal laboratory finding), symptom or disease temporally associated with the use of a medicinal (investigational) product, whether or not considered related to the medicinal (investigational) product.

1.2 ADVERSE DRUG REACTION (ADR)

All noxious and unintended responses to a medicinal product related to any dose.
Note: The phrase "responses to a medicinal product" means that a causal relationship between a medicinal product and an AE is at least a reasonable possibility i.e., the relationship cannot be ruled out (based on the available medical information at the time).

1.3 SERIOUS AE OR ADR

Any untoward medical occurrence that at any dose:

        -   results in death

        -   is life-threatening

        - requires inpatient hospitalization or prolongation of existing hospitalization

        -   results in persistent or significant disability/incapacity

        -   is a congenital anomaly/birth defect

       The term "life-threatening" refers to an event in which the patient was at risk of death at the time of the event, and it does not refer to an event, which hypothetically might have caused death, if it were more severe.

CONFIDENTIAL TREATMENT--EDITED COPY
                                                    MATERIALS TRANSFER AGREEMENT

Medical and scientific judgment should be exercised in deciding whether expedited reporting is appropriate in other situations, such as important medical events that may not be immediately life-threatening or result in death or hospitalization but may jeopardize the patient or may require intervention to prevent one of the outcomes listed in the definition above. These should also usually be considered serious. Examples of such events are intensive treatment in an emergency room or at home for [****] that do not result in hospitalization; or [****].

1.4     NON-SERIOUS AE OR ADR

A non-serious AE or ADR refers to an untoward medical occurrence that does not meet any of the "serious" criteria described above.

1.5     LABELED (EXPECTED) ADR

An ADR the nature and severity of which are consistent with the applicable product information (e.g., Investigator's Brochure for an unapproved investigational product or package insert/summary of product characteristics for an approved product).

1.6     UNLABELLED (UNEXPECTED) ADR

ADR, the nature or severity of which is not consistent with the applicable product information (e.g., Investigator's Brochure for an unapproved investigational product or package insert/summary of product characteristics for an approved product).

1.7     RECEIPT DATE

The receipt date is the calendar date when a company employee of SciClone first receives notification of an AE, ADR or report that contains at least the five minimum data elements (i.e., an identifiable patient, an identifiable reporter, a suspect product, a causality, and an AE, ADR or fatal outcome) or the calendar date when additional information to an already obtained AE or ADR report is first received by a company employee of SciClone.

RESPONSIBILITIES

1.8     DOCUMENTATION

[****].

CONFIDENTIAL TREATMENT--EDITED COPY
                                                    MATERIALS TRANSFER AGREEMENT

1.9     COLLECTION AND PROCESSING OF SERIOUS ADVERSE EVENT REPORTS

SciClone will receive and process all SAE reports originating from the trial. SciClone will be responsible for requesting follow-up information from investigators if needed, in a timely manner. Follow-up information will be transmitted to Roche as described below.

1.10    SAFETY DATA EXCHANGE FROM SCICLONE TO ROCHE

[****]. Timelines will be as follows:

        - FATAL AND LIFE-THREATENING related SAE reports will be sent within 7 calendar days of receipt date

        - ALL OTHER SAE REPORTS will be sent within 12 calendar days of receipt date.

        - PREGNANCY REPORTS (unless associated with a serious Adverse Event) will be sent monthly.

[****].

1.11    REGULATORY REPORTING

SciClone and Roche will be independently responsible for determining local reportability and for submission of regulatory reports associated with their respective products in their respective territories in compliance with local regulations.

1.12    ADDITIONAL SAFETY INFORMATION

SciClone will be responsible for providing the study investigators with any additional safety data e.g. IB updates, dear Dr/Investigator letters related to either thymosin alpha 1 or [****] which arises during the course of the study.

1.13    RANDOMIZATION CODES

[****].

CONFIDENTIAL TREATMENT--EDITED COPY
                                                    MATERIALS TRANSFER AGREEMENT

SCICLONE AND ROCHE CONTACTS

All transfer of safety information will be made through the following designated or alternate contact person at each company.

SCICLONE CONTACTS                              ROCHE CONTACTS
-----------------                              --------------
AE REPORTING/ FOLLOW-UP INFORMATION AE         REPORTING/MEDWATCH FORMS (SEND VIA FAX)
Name:                                          [****]
Title:                                         PDBP-P
Address:                                       Roche Products, Ltd.
Tel:                                           40 Broadwater Road - Building 54
Fax:                                           Welwyn Garden City, HERTS AL7 3AY
E-mail:                                        United Kingdom
                                               [****]

                                               INTERNATIONAL MEDICAL MANAGER
                                               [****]
                                               F. Hoffmann-La Roche AG
                                               Grenzacherstrasse 124
                                               Bldg 74, 4W307
                                               CH-4070 Basel
                                               [****]

POLICY ISSUES                                  SAFETY QUERIES/LABELING ISSUES
                                               [****]
                                               Hoffmann-La Roche Inc.
                                               340 Kingsland Street
                                               115/439
                                               Nutley, N.J. 07110-1199
                                               [****]

                                               GENERAL PHARMACOVIGILANCE LICENSING ISSUES
                                               [****]
                                               Roche Global Development
                                               3401 Hillview Avenue
                                               Palo Alto, CA  94303
                                               USA
                                               [****]

COMMON LANGUAGE

English will be used as a common language for exchange of safety information between SciClone and Roche.

CONFIDENTIAL TREATMENT--EDITED COPY
                                                    MATERIALS TRANSFER AGREEMENT

RECORDS

Both Roche and SciClone will maintain reports and all related documentation (or true copies of these documents) for a time period required by the applicable laws and regulations in the territories for which they are responsible.

CONFIDENTIALITY

Each company agrees that all information provided by the other party will be treated as confidential.

The companies may quote the above-mentioned information to respond to medical queries from health professionals and regulatory authorities.

REVISIONS TO AGREEMENT

The Parties agree to revise this Agreement as necessary to comply with new or amended legal or regulatory requirements.

This agreement shall enter into force upon signature by the parties and remain effective until completion of the trial.

This agreement may be amended or voided if business relationships between Roche and SciClone change; and/or safety reporting regulations change; and/or if the information technology environment between Roche and SciClone changes; and/or if the scope of global safety reporting requirements changes.